Exhibit  32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of ITIS Holdings Inc., a Nevada corporation (the "Company"), does hereby certify with respect to the Quarterly Report of ITIS Holdings Inc. on Form 10-QSB for the first quarter of 2006 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

     (1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of ITIS Holdings Inc.

Dated:  May  22,  2006             ITIS  Holdings  Inc.


                                   /s/  Hunter  M.  A.  Carr
                                   ---------------------------
                                   Hunter  M.  A.  Carr
                                   Chief  Executive  Officer


                                   /s/  Joanna  Hoover
                                   -------------------
                                   Joanna  Hoover
                                   Chief  Financial  Officer